Form N-CSR
Pursuant to Rule 30b2-1 {17 CFR 270.30b2-1}


1.	Investment Company Act File Number:	811-09189

2.   	Exact name of investment company as specified in
registration statement:
Zazove Convertible Securities Fund, Inc.

3.	Address of principal executive office:
	940 Southwood, Suite 200
	Incline Village, NV 89451

4.	Name and Address of Agent for Service:
Mark R. Ludviksen
940 Southwood, Suite 200
Incline Village, NV 89451

5. Registrant's telephone number:  775.832.6250

6. Date of fiscal year end:  December 31

7. Date of reporting period:  June 30, 2004


Item 1:	Report to Stockholders
Registrant has attached a copy of the Semi-Annual Report that was transmitted to stockholders pursuant to the requirement of Rule 30e-1 under the Investment Company Act of 1940, as amended (the "Act").

Item 2:	Code of Ethics
This information is only required in an annual report and is therefore not applicable with regard to this Form N-CSR.

Item 3:  Audit Committee Financial Expert
This information is only required in an annual report and is therefore not applicable with regard to this Form N-CSR.

Item 4:  Principal Accountant Fees and Services
This information is only required in an annual report and is therefore not applicable with regard to this Form N-CSR.

Item 5:  Audit Committee of Listed Registrants
This item only applies to registrants that is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3) and is therefore not applicable.

Item 6: Schedule of Investments. Due to the implementation date for this item, no information is currently required with regard to this item.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies.
This information is only required in an annual report and is therefore not applicable with regard to this Form N-CSR.

Item 8:  Purchase of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

Registrant operates as a closed-end interval fund that offers to purchase not less than 5% nor more than 25% of its outstanding Shares on a quarterly basis. A Shareholder who desires to have Shares redeemed must submit a written request by the 17th day of March, June, September or December, as applicable (or the next business day if such day is not a business day). Each such day is referred to as a "Repurchase Request Deadline." Shares repurchased pursuant to a request will be repurchased at the net asset value per Share at the opening of business on the first business day of January, April, July and October, as applicable. Registrant sends a notice to each Shareholder no less than twenty-one and no more than forty-two days before each Repurchase Request Deadline with the details regarding the repurchase offer. If the number of Shares requested by the Shareholders for repurchase exceeds the number of Shares in the repurchase offer, then Registrant may repurchase an additional two percent of the outstanding Shares. If there is still an excess, Registrant will repurchase Shares on a pro rata basis. The foregoing policies and are not part of a publicly announced plan or program, rather Registrant's purchase offers are made pursuant to the periodic repurchase offer rules under paragraph (b) of ICA Rule 23c-3.
The following table summarizes the purchases made by Registrant during the reporting period.

Period              (a) Total Number of
                     Shares Purchased       (b) Average Price Paid
                                                Per Share
1/1/04 - 1/31/04
2/1/04 - 2/29/04
3/1/04 - 3/31/04      24,583.918                      18.59
4/1/04 - 4/30/04
5/1/04 - 5/31/04
6/1/04 - 6/30/04      82,813.24                       18.25

Item 9: Submission of Matters to a Vote of Security Holders. There were no material changes during the reporting period to procedures by which shareholders may recommend nominees to Registrant's board of directors.

Item 10:  Controls and Procedures
(a) Registrant's principal executive officers concluded that Registrant's disclosure controls and procedures (as defined in Rule 30a-2(c)) that are in place are effective to ensure that the information required in filings by Registrant on Form N-CSR is recorded, processed, summarized and reported on a timely basis. Registrant's principal executive officers concluded that such procedures did not have any significant deficiencies or material weaknesses that require corrective action.

(b) There were no changes to Registrant's internal control over financial reporting (as defined in Rule 30a-3(d)) that occurred during the reporting period.

Item 11:  Exhibits.
A separate certification for each principal executive and principal financial officer of Registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached.